Condensed Consolidated Statements of Operations and Comprehensive Loss (Unaudited) - USD ($) $ in Thousands	3 Months Ended
	May 31, 2026	May 31, 2025
Revenues:
Revenues	$ 179	$ 252
Cost of services
Cost of services	179	114
Expenses:
Research and development	962	1,259
General and administrative	1,574	1,649
Depreciation and amortization	84	100
Total expenses	(2,620)	(3,008)
Other loss
Loss on equity accounted investments	319	302
Interest and other financial expenses	436	419
Interest income	(5)	(100)
Foreign exchange loss (gain)	15	(45)
Total other loss	765	576
Net loss	(3,385)	(3,446)
Other comprehensive loss
Foreign currency translation adjustment	6	(19)
Comprehensive loss	$ (3,379)	$ (3,465)
Net loss per share
Basic and diluted (in dollars per share)	$ (0.07)	$ (0.07)
Weighted average common shares outstanding
Basic and diluted (in shares)	48,363,463	47,664,134
Product [Member]
Revenues:
Revenues	$ 0	$ 8
Service [Member]
Revenues:
Revenues	$ 179	$ 244